UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 30, 2023

Commission file number: 001-41209

SENSASURE TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

nevada	87-2406468
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4730 S. Fort Apache Rd., Suite 300, Las Vegas, NV	89147
(Address of principal executive offices)	(Zip Code)

(347) 325-4677

(Registrant’s telephone number, including area code)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 30, 2023, Sensasure Technologies Inc. (the “Company”) entered into a contractor agreement with Verde Bio Holdings, Inc., a Nevada corporation (“Verde”) to conduct feasibility studies and establish commercial relationships to enter into energy and energy related businesses. The initial term of the agreement is three (3) months, and the Company is obligated to pay Verde $100,000 in cash or its equivalent in restricted shares of common stock of the Company.

The foregoing description of the contractor agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the agreement, which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Item 8.01. Other Events.

The Company believes that the current business of commercializing the exhale breath technology patents is no longer feasible with the Company’s current financial condition, due to the difficulties in raising adequate capital, the significant cost of maintaining the patents, and delays in engaging appropriate commercialization partners. Effective October 31, 2023, the Company intends to establish a new business segment to develop energy and energy related businesses. The Company intends to wind up its Swedish subsidiary, Sensabues AB, to reduce operating expenses associated with maintaining the exhale breath technology patents.

This Current Report on Form 8-K contains “forward-looking” statements that are based on the Company’s beliefs and assumptions and on information currently available to the Company on the date of this Current Report on Form 8-K. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. These statements include, but are not limited to, the Company’s plans to develop its energy and energy-related businesses, and the Company’s plans to wind up its Swedish subsidiary. Except as required by law, the Company assumes no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Further information on factors that could cause the Company’s actual results to differ materially from the results anticipated by the Company’s forward-looking statements is included in the reports the Company has filed with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended April 30, 2023. All information provided in this Current Report on Form 8-K is as of November 1, 2023, and the Company undertakes no duty to update this information unless required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Contractor Agreement, dated as of October 30, 2023, by and between Sensasure Technologies Inc. and Verde Bio Holdings, Inc.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSASURE TECHNOLOGIES, INC.

Date: November 1, 2023	By:	/s/ Clarence Chan
		Name:	Clarence Chan
		Title:	Chief Executive Officer

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